                                                                    EXHIBIT 10.9

                             FIRST BANK OF GEORGIA

                  DIRECTOR'S INDEXED FEE CONTINUATION PROGRAM

I. DEFINITIONS

A. EFFECTIVE DATE:

     The Effective Date of the First Bank of Georgia Director's Indexed Fee Continuation Program (the Plan) shall be January 1, 1996.

B. PLAN YEAR:

     Any reference to "the Plan Year" shall mean a calendar year from January 1 to December 31. In the year of implementation, the term "the Plan Year" shall mean the period from the effective date to December 31 of the year of the Effective Date.

C. RETIREMENT DATE:

     Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age sixty-five (65) or such later date as the Director may actually retire.

D. TERMINATION OF SERVICE:

     Termination of Service shall mean voluntary resignation by the Director from service on the Board or failure of re-election to the Board, prior to the Retirement Date.

E. PRE-RETIREMENT ACCOUNT:

     A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of each director in the Plan. Prior to termination of service or a director's retirement, such liability reserve account shall be increased or decreased each Plan Year (including the Plan Year in which the Directors ceases to serve on the Board) by an amount equal to the annual earnings or loss for that Plan Year determined by the Index [described in subparagraph I (G) hereinafter], less the Cost of Funds Expense for that Plan Year [described in subparagraph I (H) hereinafter], divided by the number of directors in the Plan [as defined in subparagraph I (I) hereinafter] during that Plan Year.

F. INDEX RETIREMENT BENEFIT:

     The Index Retirement Benefit for each director in the Plan shall be equal to the annual earnings or loss determined by the Index [subparagraph I (G)] less the Cost of Funds Expense [subparagraph I (H)], divided by the number of directors in the Plan [subparagraph I (I)], for each Plan Year in which the Index Retirement Benefit is due.

G. INDEX:

     The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contracts described in the attached Exhibit "A" on the lives of the participating directors [described in subparagraph I (I)], as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the effective date of the Plan.

     If such contracts of life insurance are actually purchased by the Bank then the actual policies as of the dates they were actually purchased shall be used in calculations under this Agreement. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations from the above named insurance company(ies) on the increase in value from such policy(ies) as if they had actually been in force which will be used to calculate the amount of the Index.

     In either case, references to the life insurance contract are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and his beneficiaries shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Agreement than that of an unsecured creditor of Bank.

H. COST OF FUNDS EXPENSE:

     The Cost of Funds Expense for any Plan Year shall be calculated by taking the sum of the amount of premiums set forth in the Indexed policies described above (Exhibit "A") plus the amount of any aftertax benefits paid to any director pursuant to the Plan (Paragraph II hereinafter) plus the amount of all previous years after-tax Costs of Funds Expense, and multiplying that sum by the average after-tax cost of funds of the Bank's third quarter Call Report as filed with the Federal Reserve or other primary Federal Regulator.

I. NUMBER OF PARTICIPATING DIRECTORS:

     The Number of Participating Directors for any Plan Year shall be the number of directors (including those in retirement status) participating in the Plan as of December 31 of the previous year. Participating directors are those directors listed on the attached Exhibit B less any of those directors who have died. The policy of a director who is no longer a participating director shall not be considered when computing the Index [subparagraph I (G)] in any Plan Year.

J. CHANGE OF CONTROL:

     Change of Control shall be deemed to be the cumulative transfer of more than fifty percent (50%) of the voting stock of the Bank holding company from the Effective Date of this Agreement. For the purposes of this Agreement, transfers on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a change in control.

K. NORMAL RETIREMENT AGE:

     Normal Retirement Age shall mean the date on which the Director attains age sixty-five (65).

II. INDEX BENEFITS

A. RETIREMENT BENEFITS:

     Subject to subparagraph II (C) hereinafter, a director who remains on the Board of the Bank until his Retirement Date defined in subparagraph I (C), shall be entitled to receive the balance in his Pre-Retirement Account in ten (10) equal annual installments commencing thirty days following the Director's Normal Retirement Date. In addition to these payments, commencing with the Plan Year in which the Director attains his Retirement Date, the Index Retirement Benefit [as defined in subparagraph I (F) above] for each Plan Year shall be paid to the Director until his death.

B. DEATH:

     Should the Director die prior to having received the Pre-Retirement Account, the unpaid balance of the Pre-Retirement Account shall be paid to the beneficiary selected by the Director and filed with the Bank. In the absence of or a failure to designate a beneficiary, the unpaid balance shall be paid in a lump sum to the personal representative of the Director's estate.

C. TERMINATION OF SERVICE:

     Should a Director suffer a Termination of Service [subparagraph I (D)], he shall be entitled to receive ten percent (10%), times his full years of service on the board of the Bank (to a maximum of 100%), times the balance in the Pre-Retirement Account paid over ten (10) years in equal installments commencing at the Director's Normal Retirement Age [subparagraph I (K)]. In addition to these payments, commencing in the Plan Year the Director reaches his Normal Retirement Age [subparagraph I (K)], ten percent (10%) times full years of service with the Bank, times the Index Retirement Benefit for each year shall be paid to the Director until his death.

D. DISCHARGE FOR CAUSE:

     Should the Director be discharged for cause at any time prior to his Retirement Date, all Index Benefits under this Agreement [subparagraphs III (A),
(B) or (C)] shall be forfeited. The term "for cause" shall mean gross negligence or gross neglect or the commission of a felony or gross-misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the bank. If a dispute arises as to discharge "for cause", such dispute shall be resolved by arbitration as set forth in this Agreement.

E. DEATH BENEFIT:

     Except as set forth above, there is no death benefit provided under this Agreement.

III. DEFERRAL BENEFITS

     Any director wishing to defer any portion or all of his director fees may elect to defer any portion or all of his fee each year until his retirement. The Bank shall establish a Deferred Compensation Account in the name of the Director, and credit that account with the deferrals. The Bank shall also credit interest to the Deferred Compensation Account balance on December 31st of each year. The interest rate credited shall be two hundred percent (200%) of the one-year treasury rate as of the crediting date to a minimum of ten percent (10%).

     The Director will make his election to defer by filing with the Bank a written statement setting forth the amount and timing of the deferrals. This statement must be filed prior to having earned the deferred income.

     Upon the Director's Retirement Date or Termination of Service from the Board [subparagraph I (C) and (D) herein above], the balance of the Director's Deferred Compensation Account shall be payable to the Director in ten (10) equal annual installments with interest at ten percent (10%) per annum.

     Should the Director die while there is a balance in his Deferred Compensation Account, such balance shall be paid pursuant to subparagraph II (C) herein above.

     Each Director shall start with a balance in his Deferred Compensation Account as of the date hereof. This initial balance is in consideration of the canceled agreement described in Paragraph VI hereof.

IV. RESTRICTIONS UPON FUNDING

     The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement. The directors, their beneficiaries or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

     The Bank reserves the absolute right at its sole discretion to either fund the obligations undertaken by this Agreement or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Agreement, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

     If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

V. CHANGE OF CONTROL

     Upon a Change of Control [as defined in subparagraph I (J) herein], if the Director is subsequently terminated then he shall receive the benefits promised in this Agreement upon attaining Normal Retirement Age, as if he had been continuously serving the Bank until his Normal Retirement Age. The Director will also remain eligible for all promised death benefits in this Agreement. In addition, no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under this Agreement and agrees to abide by its terms.

VI. AGREEMENT CANCELLED

     Each of the Directors and the Bank are currently parties to an agreement dated the 27th day of June, 1994 and entitled Directors Defined Benefit Plan Agreement. This Directors Indexed Retirement Program is a replacement of the Directors Defined Benefit Plan and thus all the Directors Defined Benefit Plan Agreements are hereby canceled.

     This Director's Indexed Retirement Program adopted this 18th day of January, 1996.

                                          FIRST BANK OF GEORGIA

                                          /s/  Ray E. Hannah
                                          --------------------------------------
                                          Chairman of the Board

                                                                       EXHIBIT A

  1.   Assumed Insured:                            Richard W. Cheely
       Insurance Company:                          Transamerica Assurance Company
       Policy Form:                                Universal Life
       Policy Name:                                TAC-$aver 2000
       Insured's Age:                              43
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $225,000
       Premiums Paid:                              $70,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994
  2.   Assumed Insured:                            James A. Eidson
       Insurance Company:                          Alexander Hamilton Life Insurance
       Policy Form:                                Flexible Premium Adjustable Life
       Policy Name:                                Executive Security Plan III
       Insured's Age:                              41
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $207,000
       Premiums Paid:                              $65,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994
  3.   Assumed Insured:                            Ray E. Hannah
       Insurance Company:                          Transamerica Assurance Company
       Policy Form:                                Universal Life
       Policy Name:                                TAC-$aver 2000
       Insured's Age:                              58
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $200,000
       Premiums Paid:                              $105,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994
  4.   Assumed Insured:                            James L. Lynn
       Insurance Company:                          Alexander Hamilton Life Insurance
       Policy Form:                                Flexible Premium Adjustable Life
       Policy Name:                                Executive Security Plan III
       Insured's Age:                              53
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $199,000
       Premiums Paid:                              $90,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994

  5.   Assumed Insured:                            Richard G. Stilley
       Insurance Company:                          General American Life Insurance
       Policy Form:                                Flexible Premium Adjustable Life
       Policy Name:                                Universal Life
       Insured's Age:                              44
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $704,321
       Premiums Paid:                              $135,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994
  6.   Assumed Insured:                            Hugh S. Thompson, M.D.
       Insurance Company:                          Alexander Hamilton Life Insurance
       Policy Form:                                Universal Life
       Policy Name:                                Executive Security Plan III
       Insured's Age:                              66
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $184,000
       Premiums Paid:                              $115,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994
  7.   Assumed Insured:                            Conrad M. Waller
       Insurance Company:                          General American Life Insurance
       Policy Form:                                Flexible Premium Adjustable Life
       Policy Name:                                Universal Life
       Insured's Age:                              57
       Riders:                                     None
       Ratings:                                    None
       Option:                                     A
       Face Amount:                                $363,398
       Premiums Paid:                              $150,000
       Number of Premium Payments:                 One
       Assumed Purchase Date:                      May 10, 1994


                                                                       EXHIBIT B

Director Name:                  Richard W. Cheely
Address:                        195 Emerald Lake Drive, Fayetteville, GA 30214
Date of Birth:                  April 19, 1951
Social Security Number:         ###-##-####
Director Name:                  James A. Eidson
Address:                        2515 Habersham NW, Atlanta, GA 30305
Date of Birth:                  June 3, 1952
Social Security Number:         ###-##-####
Director Name:                  Ray E. Hannah
Address:                        137 Valley Brook Drive, Fairburn, GA 30213
Date of Birth:                  January 22, 1936
Social Security Number:         ###-##-####
Director Name:                  James L. Lynn
Address:                        118 Crescent Drive, Newnan, GA 30263
Date of Birth:                  November 23, 1940
Social Security Number:         ###-##-####
Director Name:                  Cannis E. McLain
Address:                        2192 Carmen Court, Morrow, GA 30260
Date of Birth:                  May 5, 1931
Social Security Number:         ###-##-####
Director Name:                  Richard G. Stilley
Address:                        515 Autumn Wood Close, Roswell, GA 30075
Date of Birth:                  April 8, 1950
Social Security Number:         ###-##-####
Director Name:                  Hugh S. Thompson, M.D.
Address:                        707 Highway 314, Fayetteville, GA 30214
Date of Birth:                  April 16, 1928
Social Security Number:         ###-##-####
Director Name:                  Conrad M. Waller
Address:                        1307 Winbarn Drive, East Point, GA 30344
Date of Birth:                  February 23, 1937
Social Security Number:         ###-##-####

                   DIRECTOR INDEXED FEE CONTINUATION PROGRAM

                               DIRECTOR AGREEMENT

     This Agreement, made and entered into this      day of                ,
1996, by and between First Bank of Georgia, a Bank organized and existing under the laws of the State of Georgia, hereinafter referred to as "the Bank", and James A. Eidson a member of the Board of Directors of the Bank, hereinafter referred to as "the Director".

     The Director has been on the Board of the Bank for several years and has now and for years past faithfully served the Bank. It is the consensus of the Board of Directors that the Director's services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Director's experience, knowledge of corporate affairs, reputation and industry contacts are of such value and his continued services so essential to the Bank's future growth and profits that it would suffer severe financial loss should the Director terminate his service on the Board.

     The Bank and the Director are parties to an agreement dated the 27th day of June, 1994 entitled Directors Defined Benefit Plan Agreement which they wish to cancel and replace with a new plan.

     Accordingly, the Board of the Bank has adopted the First Bank of Georgia Director Indexed Fee Continuation Program (the Plan) whereby the Director will enter into this Agreement under which the Bank agrees to make certain payments to the Director upon his retirement and to his beneficiaries in the event of his death pursuant to the Plan.

     It is the intent of the parties hereto that this Agreement be considered an arrangement maintained primarily to provide supplemental retirement benefits for the Director, for purposes of the Employee Retirement Security Act of 1974 (ERISA). The Director is fully advised of the Bank's financial status and has had substantial input in the design and operation of this benefit plan.

     Therefore, in consideration of services the Director has performed in the past and those to be performed in the future and based upon the mutual promises and covenants herein contained, the Bank and the Director agree as follows:

I. INDEXED PLAN

     The Director is hereby subject to the terms and conditions of the Plan adopted by the Board of Directors of the Bank to be effective on January 1, 1996; a copy of the terms and conditions of the Plan being attached hereto as
Exhibit I and made a part hereof by reference.

II. AGREEMENT CANCELLED

     Each of the Directors and the Bank are currently parties to an agreement dated the 27th day of June, 1994 and entitled Directors Defined Benefit Plan Agreement. This Directors Indexed Retirement Program is a replacement of the Directors Defined Benefit Plan and thus all the Directors Defined Benefit Plan Agreements are hereby canceled.

III. DEFERRED COMPENSATION

     The Director shall have a starting balance in his Deferred Compensation Account of $16,606.40 (sixteen thousand, six hundred and six dollars and forty cents only).

IV. MISCELLANEOUS

A. ALIENABILITY AND ASSIGNMENT PROHIBITION:

     Neither the Director, his/her surviving spouse nor any other beneficiary under this Agreement shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or his beneficiary, nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank's liabilities shall forthwith cease and terminate.

B. BINDING OBLIGATION OF THE BANK AND ANY SUCCESSOR IN INTEREST:

     The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agrees, in writing, to assume and discharge the duties and obligations of the Bank under this Agreement. This Agreement shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

C. REVOCATION:

     It is agreed by and between the parties hereto that, during the lifetime of the Director, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Bank.

D. GENDER:

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

E. EFFECT ON OTHER BANK BENEFIT PLANS:

     Nothing contained in this Agreement shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank's existing or future compensation structure

F. HEADINGS:

     Headings and subheadings in this Agreement are inserted for reference and convenience only and shall not be deemed a part of this Agreement.

G. APPLICABLE LAW:

     The validity and interpretation of this Agreement shall be governed by the laws of the State of Georgia.

III. ERISA PROVISION

A. NAMED FIDUCIARY AND PLAN ADMINISTRATOR:

     The "Named Fiduciary and Plan Administrator" of this Plan shall be First Bank of Georgia until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, First Bank of Georgia shall be responsible for the management, control and administration of the Director's Indexed Fee Continuation Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

B. CLAIMS PROCEDURE AND ARBITRATION:

     In the event a dispute arises over benefits under this Agreement and benefits are not paid to the Director (or to his beneficiary in the case of the Director's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Plan Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim their specific reasons for such denial, reference to the provisions of this

Agreement upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Plan Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

     If claimants desire a second review they shall notify the Plan Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any written issues and comments they may feel appropriate. In their sole discretion, the Plan Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board shall consist of one member selected by the claimant, one member selected by the Bank and the third member selected by the first two members. The Board shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board with respect to any controversy properly submitted to it for determination.

     Where a dispute arises as to the Bank's discharge of the Director "for cause", such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

     IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully
read this Agreement and executed the original thereof on the      day of
               , 1996, and that, upon execution, each has received a conforming copy.

                                                            FIRST BANK OF GEORGIA

                                                            By:
-----------------------------------------------------            ----------------------------------------
Witness                                                          Title

                                                            By:
-----------------------------------------------------            ----------------------------------------
Witness                                                          Director

                                 LIFE INSURANCE
                      ENDORSEMENT METHOD SPLIT DOLLAR PLAN
                                   AGREEMENT

Insurer:                        Alexander Hamilton Life Insurance Company
Policy Number:
Bank:                           First Bank of Georgia
Insured:
Relationship of Insured to      Director
  Bank:

     The respective rights and duties of the Bank and the Insured in the subject policy shall be as defined in the following:

I. DEFINITIONS

     Refer to the policy contract for the definition of all terms in this Agreement.

II. POLICY TITLE AND OWNERSHIP

     Title and ownership shall reside in the Bank for its use and for the use of the Insured all in accordance with this Agreement. The Bank alone may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject split dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY DESIGNATION RIGHTS

     The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive his share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Bank may have in such proceeds, as provided in this Agreement.

IV. PREMIUM PAYMENT METHOD

     The Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V. TAXABLE BENEFIT

     Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank (or its administrator) will report to the Employee the amount of imputed income received each year on Form W-2 or its equivalent.

VI. DIVISION OF DEATH PROCEEDS

     Subject to Paragraph VII herein, the division of the death proceeds of the policy is as follows:

          A. The Insured's beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to an amount equal to eighty percent (80%) of the net at risk insurance portion of the proceeds. The net at risk insurance portion is the total proceeds less the cash value of the policy.

          B. The Bank shall be entitled to the remainder of such proceeds.

          C. The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

VII. DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

     The Bank shall at all times be entitled to an amount equal to the policy's cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. PREMIUM WAIVER

     If the policy contains a premium waiver provision, such waived amounts shall be considered for all purposes of this Agreement as having been paid by the Bank.

IX. RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

     In the event the policy involves an endowment or annuity element, the Bank's right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy's cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

X. TERMINATION OF AGREEMENT

     This Agreement shall terminate at the option of the Bank following thirty
(30) days written notice to the Insured upon the happening of any one of the following:

          1. The Insured shall be in violation of the terms and conditions of that certain Director Indexed Fee Continuation Plan Agreement dated the
          of             , 1996, or

          2. The Insured shall leave the service of the Bank (voluntarily or involuntarily) prior to five years of service on the board, or

          3. The Insured shall be discharged from service with the Bank for cause. The term "for cause" shall mean gross negligence or gross neglect or the commission of a felony or gross-misdemeanor involving moral turpitude, fraud, dishonesty or willful violation of any law that results in any adverse effect on the Bank.

     Upon such termination, the Insured (or assignee) shall have a ninety (90) day option to receive from the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank, whereupon this Agreement shall terminate. Such cash payment shall be the greater of:

          1. The Bank's share of the cash value of the policy on the date of such assignment, as defined in this Agreement.

          2. The amount of the premiums which have been paid by the Bank prior to the date of such assignment.

     Should the Insured (or assignee) fail to exercise this option within the prescribed ninety (90) day period, the Insured (or assignee) agrees that all of his rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

     Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

XI. INSURED'S OR ASSIGNEE'S ASSIGNMENT RIGHTS

     The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XII. AGREEMENT BINDING UPON THE PARTIES

     This Agreement shall bind the Insured and the Bank, their heirs, successors, personal representatives and assigns.

XIII. NAMED FIDUCIARY AND PLAN ADMINISTRATOR

     First Bank of Georgia is hereby designated the "Named Fiduciary" until resignation or removal by the board of directors. As Named Fiduciary, the bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may allocate to others certain aspects of the management and operation responsibilities of the plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

XIV. FUNDING POLICY

     The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

XV. CLAIM PROCEDURES FOR LIFE INSURANCE POLICY AND SPLIT DOLLAR PLAN

     Claim forms or claim information as to the subject policy can be obtained by contacting The Benefit Marketing Group, Inc. (770-952-1529). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, he should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued to the Named Fiduciary.

     In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, he should contact the office named above and they will assist in making inquiry to the Insurer. All objections to the Insurer's actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XVI. GENDER

     Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XVII. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

     The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer for any and all liability.

     Executed at East Point, Georgia this      day of                , 1996.

                                                            FIRST BANK OF GEORGIA

                                                            By:
-----------------------------------------------------            ----------------------------------------
Witness                                                          Title

                                                            By:
-----------------------------------------------------            ----------------------------------------
Witness                                                          Insured

                          BENEFICIARY DESIGNATION FORM

PRIMARY DESIGNATION:

                    NAME                                           RELATIONSHIP
                    ----                                           ------------

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CONTINGENT DESIGNATION:

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Signature of Insured                               Date